SCHEDULE 14A

INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

INDEVUS PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: N/A

(2)	Aggregate number of securities to which transaction applies: N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)	Proposed maximum aggregate value of transaction: N/A

(5)	Total fee paid: N/A

☐	Fee paid previously with preliminary materials. N/A

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the Filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: N/A

(2)	Form, Schedule or Registration Statement No.: N/A

(3)	Filing Party: N/A

(4)	Date Filed: N/A

INDEVUS PHARMACEUTICALS, INC.

PROXY STATEMENT SUPPLEMENT

DATED: FEBRUARY 16, 2005

This Supplement amends and supplements the Proxy Statement dated January 28, 2005 (the “Proxy Statement”) relating to the annual meeting of stockholders of Indevus Pharmaceuticals, Inc. (the “Company”) to be held on Wednesday, March 9, 2005. This Supplement and the enclosed proxy card are first being mailed to stockholders on or about February 18, 2005. Capitalized terms not otherwise defined in this Supplement shall have the meanings ascribed to them in the Proxy Statement.

SUPPLEMENTAL INFORMATION

As more fully described on page 23 of the Proxy Statement in the section entitled “Proposal Number 2: Approval of the Amendment to the Restated Certificate of Incorporation, as Amended” the Board of Directors of the Company has determined that it is advisable and in the best interest of the Company to increase the number of authorized shares of Common Stock and is seeking the approval of the Company’s stockholders to amend the Company’s Restated Certificate of Incorporation, as amended, in order to implement such change (defined in the Proxy Statement as the “Charter Amendment”).

The Board of Directors believes that the proposed increase in the number of authorized shares of Common Stock will benefit the Company by providing flexibility to the Board of Directors without further action or authorization by stockholders (except as required by law), in responding to business needs and opportunities as they arise, or for other proper corporate purposes. These corporate purposes might include acquisitions of assets, technology rights or securities of other corporations, stock dividends, stock splits, employee stock options, convertible debt financings, the obtaining of capital funds through public and private offerings of shares or of securities convertible into technologies or other assets, or to compensate employees or retain consultants.

The Proxy Statement incorrectly stated the vote required at the Annual Meeting for the approval of certain matters. Corrected information is as follows:

At the record date for the Annual Meeting there were issued and outstanding an aggregate of 46,962,061 Shares entitled to vote for the election of directors. In addition, the 244,425 Preferred Shares outstanding, which are convertible into 622,222 shares of Common Stock, had the right to cast 568,850 votes on all matters other than the election of directors. Accordingly, the aggregate number of votes of the Common Stock, Series B and Series C Preferred Stock which may be cast at the Annual Meeting for all matters other than the election of directors is 47,530,911 (the “Post Conversion Shares”). The foregoing definition of Post Conversion Shares replaces and supplants the definition of such term in the Proxy Statement.

The vote required to approve the Charter Amendment is the affirmative vote, in person or by proxy, of both (i) the holders of a majority in voting power of the outstanding Common Stock, Series B Preferred Stock and Series C Preferred Stock, voting together as a single class, and (ii) the holders of a majority of the outstanding shares of Common Stock, voting separately as a class.

With respect to this Charter Amendment, broker non-votes and abstentions will be the equivalent of a vote against the Charter Amendment.

Each of the votes specified above is required for the approval of the Charter Amendment. For example, if the affirmative vote of holders of a majority of the outstanding shares of Common Stock voting separately as a class were not obtained, then the Charter Amendment would not be approved by the required vote of the stockholders of the Company and the Restated Certificate of Incorporation would not be amended.

The vote required to approve each of the 1995 Plan Amendment and the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company is the affirmative vote of a majority of the total votes of the Post Conversion Shares cast at the Annual Meeting.

With respect to the 1995 Plan Amendment and the ratification of the appointment of the independent registered accounting firm, broker non-votes and abstentions will not count for any purpose in determining whether such proposal has been approved.

The affirmative vote of a plurality of votes cast by the holders of Shares represented at the Annual Meeting and entitled to vote is necessary to elect the directors.

With respect to the election of directors, broker non-votes and abstentions will not be counted for any purpose in determining whether a director has been elected.

On February 11, 2005, Murray Augenbaum filed an action against the Company and its directors in the Court of Chancery of the State of Delaware, in and for New Castle County, styled Murray Augenbaum v. Indevus Pharmaceuticals, Inc., et al., C.A. No. 1093-N alleging that the Company’s Proxy Statement did not correctly state the vote required to approve the Charter Amendment. The Company believes that the additional disclosures contained in this Supplement render the claims moot.

PROXY CARD

A proxy card is enclosed in the event you desire to change your vote or have not yet submitted a proxy card.

If you have previously submitted a proxy card and wish to change your vote, you may do so by submitting a new properly completed proxy card prior to or at the Annual Meeting. If you choose to submit a new proxy card, please complete all proposals on the proxy card as it will supersede your vote for all proposals on the prior proxy card.

IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY CARD AND DO NOT WISH TO CHANGE YOUR VOTE YOU DO NOT NEED TO SUBMIT THE PROXY CARD ENCLOSED WITH THIS SUPPLEMENT.

Your vote is important no matter how many shares you own. If you are able to attend the meeting, you may revoke your proxy and vote in person if you wish.

February 16, 2005

2

APPENDIX 1

PROXY

INDEVUS PHARMACEUTICALS, INC.

ANNUAL MEETING OF STOCKHOLDERS

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Glenn L. Cooper, M.D. or Michael W. Rogers as proxy to represent the undersigned at the Annual Meeting of Stockholders to be held at The Conference Center at Waltham Woods, 860 Winter Street, Waltham, Massachusetts 02451 on March 9, 2005 at 10:00 a.m. and at any adjournment thereof, and to vote the shares of Common Stock (the “Shares”) the undersigned would be entitled to vote if personally present, as indicated on the reverse side of this card.

The Shares represented by this proxy will be voted as directed. If no contrary instruction is given, the Shares will be voted FOR the election of the nominees; FOR the approval of the amendment of the Company’s Restated Certificate of Incorporation, as amended, FOR the approval of the amendment to the Company’s 1995 Stock Purchase Plan, as amended, and FOR the approval and ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

INDEVUS PHARMACEUTICALS, INC.

March 9, 2005

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS

AND “FOR” PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN

PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN

BLUE OR BLACK INK AS SHOWN HERE ☒

			FOR	AGAINST	ABSTAIN
1. Election of Directors:	NOMINEES:	2. Approval of the amendment to the Company’s Restated Certificate of Incorporation, as amended.	☐	☐	☐
☐ FOR ALL NOMINEES	O Glenn L. Cooper, M.D. O Harry J. Gray O Michael E. Hanson O Stephen C. McCluski O Cheryl P. Morley O Malcolm Morville, Ph.D. O David B. Sharrock	3. Approval of the amendment to the Company’s 1995 Stock Purchase Plan, as amended.	☐	☐	☐
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)

4.   Approval and ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company.

5.   In their discretion, proxies are authorized to vote upon such business as may properly come before the meeting.

			☐	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you with to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder                                          Date:                         Signature of Stockholder                                          Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.